Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures

American Credit Acceptance, LLC
961 E. Main Street
Spartanburg, South Carolina 29302

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by American Credit Acceptance, LLC (the “Company,” as the engaging party) and BMO Capital Markets Corp., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of a sample of collateral assets which may be included in the issuance of asset-backed notes by American Credit Acceptance Receivables Trust 2026-3 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 125 automobile loan receivables (each, a “Sample Loan”), which the Specified Parties instructed us to select randomly from the population of loans in the Preliminary Loan Data Tape (as defined below) where the “booking date” as shown in the Preliminary Loan Data Tape was within 12 months of the Cut-off Date (as defined below).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	the existence of the assets or collateral securing such assets;

www.pwc.com	PricewaterhouseCoopers LLP, 655 New York Ave NW, Suite 1100 Washington, DC 20001 (202) 414 1000

•
the rights of any party including the Specified Parties, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	the value of collateral securing such assets; and
•	the compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transaction documents.

It should be understood that we make no representations as to:

•	the interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	the reasonableness of any of the assumptions provided by the Responsible Party; and
•
the adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of loan receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are as follows.

The following definitions have been adopted in presenting our procedures and findings:

●	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.

●	The phrase “Cut-off Date” refers to June 3, 2026.

●
The phrase “Sample Loans” refers to a sample of 125 automobile loan receivables which have been randomly selected by PwC from the Preliminary Loan Data Tape and where the “booking date” was within 12 months of the Cut-off Date.

●	The phrase “STE Loans” refers to Sample Loans with the attribute “STE” in the “lob” field of the Loan Data Tape.

●	The phrase “ORL Loans” refers to Sample Loans with the attribute “ORL” in the “lob” field of the Loan Data Tape.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and documents related to the Sample Loans:

A.	Copies of, or access to, the following documents as applicable, for each Sample Loan (collectively the "Contract Files"):

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1.	The TILA documents for ORL Loans or retail installment sale contract with security interest clause and Truth-In-Lending disclosure statements signed by the obligor (the “Contract”).

2.	Any correction notices to the information contained in the Contract (the “Correction Notices”).

3.	Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”).

B.
Any of the following PDF documents for Sample Loans with a contract date that was greater than 180 days seasoned as of the Cut-off Date: Certificate of title, motor vehicle lien statement, certificate of origin or manufacturer statement of origin for a vehicle (for overseas military contracts when the vehicle is delivered overseas), or other evidence determined by the Client to show security interest in the financed vehicle including Secure Title reporting for electronic titling states (the “Title Documents”).

C.	The borrower credit application or application for ﬁnancing for each Sample Loan (collectively and as applicable, the “Credit Application”).

D.
Screenshots for the Sample Loans from the Company’s originating system (“Origination Screenshots”) and excel queries provided to us by the Company on June 17, 2026 from the Company’s servicing system (“Servicing Query”).

E.	PDFs for the Sample Loans from the Company’s servicing system (“Servicing Data”). We have not verified the authenticity of the Servicing Data that was provided by the Company.

F.
Any of the following PDF documents for each Sample Loan: Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary, Personal Automobile Insurance Policy, Auto Insurance Confirmation, Insurance Policy Retrieval & Online Engine (the “Insurance Documents”).

G.	For Sample Loans, an email confirmation on the variations of security interest holder which the Company represented to be acceptable variations (the “Security Interest Confirmation”).

H.
An excel data file received on June 5, 2026 (with the file name “ACAR 2026-3 RA Pool Data Tape Trimmed_6.3.2026 tosend.xlsx”) containing certain data fields for the Sample Loans as of the Cut-off Date (the “Preliminary Loan Data Tape”).

I.
An excel data file received on June 18, 2026 (with the file name “ACAR 2026-3 RA Pool Data Tape Trimmed_6.3.2026 tosendpwc.xlsx”) containing certain data fields for the Sample Loans as of the Cut-off Date (the “Loan Data Tape”).

J.	PDFs for ORL Loans containing information related to the “Model type” attribute (the “Bookout Data”).

The data, information, and documents listed above in this Section I are collectively referred to as the "Data, Information, and Documents".

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We made no comment as to the accuracy, completeness, validity or appropriateness of the Data, Information, and Documents provided by Company. The procedures were limited to comparing certain information as detailed below.

II.	Procedures Performed

In the course of this engagement, in connection with the Data, Information, and Documents, we performed the following agreed-upon procedures on the Sample Loans and reported any findings therefrom. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding have been deemed to be in agreement. In the event that a document is not clear, data is missing, or there is a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

We noted any exceptions in Exhibit I.

A.
For each Sample Loan, we compared the following attributes as shown on the Loan Data Tape to the respective data listed in the “Source” column noted in the table below.  For purposes of this procedure, we used subsequent sources listed only if the first source used did not agree.

#	Attribute	Source (in priority order)	Threshold and/or Special Instructions
1	Vehicle identification number (“VIN”)	Contract Files Origination Screenshots	None
2	Contract date	Contract Files Servicing Data	30-day threshold
3	Original amount financed	Contract Files Servicing Data	As instructed by the company, for ORL Loans Original amount financed is the sum of “Amount Financed” and “Prepaid Finance Charge” on the Contract File.
4	Original term to maturity	Contract Files Servicing Data
1 month threshold.
As instructed by the Company, for those Sample Loans that indicate an extension to the original term to maturity on the Servicing Data, we compared the original term to maturity (as set forth on the Loan Data Tape) to the related “un-extended” original term to maturity. Such “un-extended” original term to maturity has been calculated by subtracting the number of months such contract’s original term to maturity was extended (as set forth on the Servicing Data) from the term to maturity (as set forth on the Servicing Data).

5	Annual percentage rate (“APR”)	Contract Files OR Servicing Data (see instruction)	Procedure has been performed for Sample Loans: (i) Using the Servicing Data, for ORL Loans. and (ii) Using the Contract Files, for all other Sample Loans.
6	Original monthly P&I payment	Contract Files Servicing Data	None

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#	Attribute	Source (in priority order)	Threshold and/or Special Instructions
7	Model type (new/used)	Contract Files OR Bookout Data (see instruction)
Procedure has been performed for Sample Loans:
(i) Using the Bookout Data, for ORL Loans.
 and
(ii) Using the Contract Files, for all other Sample Loans.

As instructed by the Company, if the Loan Data Tape indicates “New” and the Contract states “Used” and mileage on the Contract/Title Documents is less than 100 miles, then “New”, otherwise “Used”.

8	State (customer)	Servicing Data	None
9	FICO score	Servicing Query	Procedure has only been performed for Sample Loans that have a “booking date” before October 7, 2025 and are STE Loans. No loans matching this criteria were observed in the Sample Loans.
10	Vantage score	Origination Screenshots OR Servicing Query (see instruction)
Procedure has been performed for Sample Loans:
(i) Using the Servicing Query, for STE Loans that have a “booking date” on or after October 7, 2025.
(ii) Using the Servicing Query, for ORL Loans.
 or
(iii) Using the Origination Screenshots, for all other Sample Loans that have a “booking date” on or after December 29, 2024.

As instructed by the Company, if the Vantage score is “blank” on the Loan Data Tape, it has been deemed to be in agreement with a Vantage score of “0,” “4,” “9001,” “9002,” “9003” or “UNK” as set forth on the Origination Screenshots or Servicing Query, as applicable.

11	Custom score	Origination Screenshots OR Servicing Query (see instruction)
Procedure has been performed for Sample Loans:
(i) Using the Servicing Query, for ORL Loans.
 or
(ii) Using the Origination Screenshots, for all other Sample Loans.

This procedure was not applied to STE Loans.

B.	For each Sample Loan, we observed the Contract, noting the absence of the Contract as an exception.

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C.	For each Sample Loan, we observed a Truth-In-Lending disclosure statement on the Contract, noting the absence of a Truth-In-Lending disclosure as an exception.
D.
For each Sample Loan, we observed the Title Document if the Contract date is greater than 180 days seasoned as of the Cut-off Date, noting the absence of the Title Document as an exception. None of the Sample Loans met this criteria and therefore no procedure was performed.

E.
If a Title Document was found in the Contract File and the Sample Loan Contract date is greater than 180 days prior to the Cut-off Date, using the Security Interest Confirmation we observed that such document lists the name of the Company (or an Originating Partner, as represented to us by the Company) as the security interest holder, noting the absence of the Company's name as the security interest holder as an exception.

F.	For each Sample Loan, we observed a Credit Application, noting the absence of a Credit Application as an exception.
As instructed by the Company, for Sample Loans where Credit Application did not note the VIN, we confirmed the Credit Application was for the respective Sample Loan by matching the borrower name and date of birth as noted on the Credit Application with i) Servicing Data for STE and ORL Loans and ii) Origination Screenshots for all other Sample Loans.
G.
For each Sample Loan with an original amount financed (as set forth on the Contract) greater than or equal to $5,000.00, we observed an Insurance Document. As instructed by the Company, if the Insurance Document was not provided, we confirmed the presence of “Insurance you must have on the vehicle” section in the Contract. We observed this language in the absence of an Insurance Document for 27 loans, noting an exception if no Insurance Document was observed or there was no “Insurance you must have on the vehicle” section observed in the contract.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and
ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

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The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

June 26, 2026

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Exhibit I

No exceptions were identified.

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